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                      VANGUARD(R) CAPITAL OPPORTUNITY FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 18, 2000
                     IMPORTANT CHANGES AS OF MARCH 20, 2000

FUND  TEMPORARILY CLOSED TO NEW ACCOUNTS
Effective as of the close of business on March 20, 2000, Vanguard Capital Opportunity Fund will no longer accept new accounts. The Fund will remain closed for at least six months. Vanguard expects to reopen the Fund to new accounts within one year.

LIMITS ON ADDITIONAL INVESTMENTS BY EXISTING SHAREHOLDERS
Existing shareholders of the Capital Opportunity Fund may invest up to an additional $25,000 in the Fund during the closed period. This $25,000 limit applies to the total amount invested in all Fund accounts registered to the same Social Security or Taxpayer Identification Number. Investments made on or before March 20, 2000, do not count toward the $25,000 limit, nor do dividend and capital gains reinvestments.

ELECTRONIC TRANSACTIONS
During the closed period, it will not be possible to purchase Capital Opportunity Fund shares through Vanguard's website or Tele-Account(R) service. However, shareholders may continue to redeem Fund shares using these electronic methods.

Vanguard Capital Opportunity Fund may modify these policies at any time without giving advance notice to shareholders. Please call Vanguard's Investor Information Department at 1-800-662-7447 for more detailed information about the Fund's transaction policies.

                                                                 XXXX-03/20/2000